                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of American Commercial Lines LLC (the "Company") on Form 10-K for the Fiscal Year ended December 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James J. Wolff, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 27, 2003

/s/ James J. Wolff
------------------------------------
James J. Wolff
Chief Financial Officer


              A signed original of this written statement required by Section 906 has been provided to American Commercial Lines LLC and will be retained by American Commercial Lines LLC and furnished to the Securities and Exchange Commission or its staff upon request.